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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-32141 (Commission File Number)	98-0429991 (I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 279-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        On March 22, 2010, Assured Guaranty Ltd. ("AGL") filed a Current Report on Form 8-K, with the consolidated financial statements of Assured Guaranty Corp. ("AGC") for the year ended December 31, 2009 attached as Exhibit 99.3. On May 26, 2010, AGL filed a Current Report on Form 8-K with the unaudited consolidated financial statements of AGC for the three months ended March 31, 2010 attached as Exhibit 99.4.

        Attached as Exhibit 99.1 and 99.2 and incorporated by reference herein are amended AGC consolidated financial statements for the year ended December 31, 2009 and the three months ended March 31, 2010, respectively. These consolidated financial statements are being re-filed with minor changes to footnote disclosures that had listed AGC's current financial strength ratings. The purpose of these minor changes is to allow such consolidated financial statements to be incorporated by reference in registration statements covering the securities for which AGC provides financial guarantees. The consolidated financial statements otherwise are identical in all respects to the previously filed consolidated financial statements.

        The amendments to footnote disclosures are being made as a result of changes in Securities and Exchange Commission rules regarding the consent of rating agencies where their published ratings are included in registration statements, and market reactions to the application of such changes.

Item 9.01    Financial Statement and Exhibits

(d)
Exhibits

EXHIBIT INDEX

Exhibit No.	Description
23.1	Accountants Consent
99.1	Assured Guaranty Corp. consolidated financial statements (amended) for the year ended December 31, 2009
99.2	Assured Guaranty Corp. consolidated financial statements (amended) for the three months ended March 31, 2010

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURED GUARANTY LTD.
By:	/s/ JAMES M. MICHENER James M. Michener General Counsel and Secretary

Date: August 6, 2010

 EXHIBIT INDEX

Exhibit No.	Description
23.1	Accountants Consent
99.1	Assured Guaranty Corp. consolidated financial statements (amended) for the year ended December 31, 2009
99.2	Assured Guaranty Corp. consolidated financial statements (amended) for the three months ended March 31, 2010

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  Item 8.01 Other Events
  Item 9.01 Financial Statement and Exhibits
  SIGNATURES
  EXHIBIT INDEX